Exhibit 99.1

Marchex Reports First Quarter 2012 Financial Results

First Quarter Revenue Growth of 22% was Driven by Digital Call Advertising Products

SEATTLE – May 3, 2012 Marchex, Inc. (NASDAQ: MCHX) today reported its results for the quarter ended March 31, 2012.

First Quarter 2012 Consolidated Financial Results:

•	Revenue was $35.5 million for the first quarter of 2012, compared to $29.1 million for the same period of 2011.

•

GAAP net loss applicable to common stockholders was $788,000 for the first quarter of 2012 or $0.02 per diluted share. This compares to GAAP net income applicable to common stockholders of $513,000 or $0.01 per diluted share for the same period of 2011. The first quarter 2012 results included non-cash stock-based compensation expense of $3.9 million, compared to non-cash stock-based compensation expense of $3.5 million for the same period in 2011.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for first quarter 2012 was $0.05, compared to $0.06 for the same period in 2011.

•

Adjusted operating income before amortization was $3.3 million for the first quarter of 2012, compared to $3.2 million for the same period of 2011. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $4.3 million in the first quarter of 2012, compared to $4.2 million for the same period of 2011. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“We believe the growth of the mobile marketplace will change how advertisers buy and measure new customer phone calls as a lead source,” said Russell C. Horowitz, Marchex Chairman and CEO. “We are focused on the primary drivers of long-term growth in our business, including building a unique technology platform centered on call analytics and performance advertising solutions that can support the needs of our advertiser and publisher partners. We will continue focusing on adding new advertising and publishing partners, as well as deepening our relationships with existing ones.”

Recent Highlights:

1.	Call-Driven Revenues: For the first quarter of 2012, revenue from call advertising products was $26.4 million.

2.	During the first quarter, Marchex sold a small number of domains that yielded $1.5 million. Including April 2012, year to date domain sales totaled $2.6 million.

3.	Marchex also purchased 136,000 shares of its outstanding Class B common stock for a total price of $682,000. This brings Marchex’s total shares repurchased under its stock repurchase program to 11 million shares, or 30% of its outstanding common stock.

4.	Today, Russell C. Horowitz, Chairman and CEO, Michael Arends, Chief Financial Officer, John Keister, Executive Vice Chairman and Ethan Caldwell, General Counsel and Chief Administrative Officer, announced they intend to purchase shares of the Company’s Class B common stock in open market transactions over the balance of the year. Mr. Horowitz intends to purchase up to an aggregate total of $1 million worth of the Company’s Class B common stock and the other executive officers intend to purchase shares in varying amounts. The share purchases will be executed in accordance with applicable securities laws, rules and regulations.

Marchex Guidance:

The following forward-looking statements reflect Marchex’s expectations as of May 3, 2012.

Financial guidance for the fiscal year ending December 31, 2012:

Revenue:	$144 million to $152 million

Adjusted Operating Income Before Amortization:	More than $14.5 million

Adjusted EBITDA:	Estimated add-backs of approximately $4.5 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $19 million
Long Term Adjusted EBITDA Margin Target:	20% or more

2012 GAAP income (loss) from operations is expected to be ($5.4) million or better, assuming stock-based compensation between $15 million and $16 million and amortization of intangible assets from acquisitions between $4.7 million and $5.5 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets.

Financial guidance for the Second Quarter ending June 30, 2012:

Revenue:	$34.5 million to $36 million

Adjusted Operating Income Before Amortization:	$3.3 million

Adjusted EBITDA:	Estimated add-backs of approximately $1 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of $4.3 million
Long Term Adjusted EBITDA Margin Target:	20% or more

Second quarter GAAP income (loss) from operations is expected to be ($3.2) million or better, assuming stock-based compensation between $3.5 million and $4.5 million and amortization of intangible assets from acquisitions between $1.5 million and $2 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets.

“While we expect to see mobile performance and call advertising budgets ramp up in the latter half of the year based on our current pipeline and outlook, our decline in non-call driven revenue is impacting overall near term growth. Secondarily, we see budget variability in the second quarter with a small number of our larger call advertisers for a variety of reasons, including seasonality. Overall we are winning new customers for our mobile performance and call advertising products, so we feel good about what this means as an indicator of our long-term growth prospects. At the same time, we know that execution here will be key. We need to remain focused on replicating the successful advertiser and publisher relationships that we have more broadly, and continuing to add experienced people as we grow the business. As we move forward, we are managing our investments in the mobile performance and call advertising opportunity such that as we grow, a portion of the incremental contribution will be allocated to support our growth initiatives, including investments in our products, people and customers. The rest will flow through to contribute to expanding contribution margins,” said Michael Arends, Marchex Chief Financial Officer.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday May 3, 2012 to discuss its first quarter ended March 31, 2012 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of the Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex, Inc. is a leading mobile and online advertising company that drives millions of consumers to connect with businesses over the phone, delivers the most quality phone calls in the industry, and provides in-depth analysis of those phone calls.

Marchex supports our customers through a unique technology platform that has three primary components: (1) Call Analytics, which powers all of our advertising solutions, and allows partners to leverage data and insights that accurately measure the performance of mobile, online and offline call advertising; (2) Digital Call Marketplace, which connects hundreds of millions of consumer calls to our advertisers annually from a range of mobile and online sources on a Pay For Call basis; and (3) Local Leads, a white-labeled, full service digital advertising solution for small business resellers that drives quality phone calls and other leads to their small business advertisers.

Marchex is based in Seattle. To learn more, please visit www.marchex.com/products.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of May 3, 2012 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition related costs as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition related costs and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition related costs and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP Net Income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) gain/loss on sales and disposals of intangible assets, (4) acquisition related costs, (5) interest and other income (expense), and (6) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Katie Riese

Weber Shandwick

(206) 576-5507

kriese@webershandwick.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2011	2012
Revenue	$29,080	$35,481

Expenses:
Service costs (1)	16,672	19,937
Sales and marketing (1)	2,695	3,913
Product development (1)	4,889	5,992
General and administrative (1)	5,155	6,295
Amortization of intangible assets from acquisitions	464	1,537
Acquisition related costs	402	(132)

Total operating expenses	30,277	37,542

Gain on sales and disposals of intangible assets, net	1,913	1,463

Income (loss) from operations	716	(598)

Interest expense and other, net	102	(197)

Income (loss) before provision for income taxes	818	(795)

Income tax expense (benefit)	242	(80)

Net income (loss)	576	(715)

Dividends paid to participating securities	(63)	(73)

Net income (loss) applicable to common stockholders	$513	$(788)

Basic net income (loss) per share applicable to Class A and Class B common stockholders	$0.02	$(0.02)
Diluted net income (loss) per share applicable to Class A and Class B common stockholders	$0.01	$(0.02)
Dividends paid per share	$0.02	$0.02
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	10,236	9,587
Class B	22,170	24,015
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	10,236	9,587
Class B	34,255	33,602

(1) Includes stock-based compensation allocated as follows:
Service costs	$285	$383
Sales and marketing	219	378
Product development	314	301
General and administrative	2,693	2,846

Total	$3,511	$3,908

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	March 31,
	2011	2012
Assets
Current assets:
Cash and cash equivalents	$37,443	$41,295
Accounts receivable, net	30,635	30,682
Prepaid expenses and other current assets	3,614	3,860
Refundable taxes	193	321
Deferred tax assets	2,753	3,184

Total current assets	74,638	79,342

Property and equipment, net	6,187	6,320
Deferred tax assets	46,310	45,896
Intangibles and other assets, net	2,191	1,698
Goodwill	82,644	82,582
Intangible assets from acquisitions, net	8,088	6,550

Total assets	$220,058	$222,388

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$12,896	$13,084
Accrued expenses and other current liabilities	8,430	9,145
Deferred acquisition payments	35,214	34,943
Deferred revenue	1,930	1,931

Total current liabilities	58,470	59,103

Other non-current liabilities	2,580	2,487

Total liabilities	61,050	61,590
Stockholders’ equity:
Class A common stock	99	98
Class B common stock	281	280
Treasury stock	(1,067)	(239)
Additional paid-in capital	297,465	299,144
Accumulated deficit	(137,770)	(138,485)

Total stockholders’ equity	159,008	160,798

Total liabilities and stockholders’ equity	$220,058	$222,388

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income (Loss) from Operations to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2011	2012
Income (loss) from operations	$716	$(598)

Stock-based compensation	3,511	3,908
Amortization of intangible assets from acquisitions	464	1,537

Operating income before amortization (OIBA)	4,691	4,847

Acquisition related costs	402	(132)
Gain on sales and disposals of intangible assets, net	(1,913)	(1,463)

Adjusted operating income before amortization (Adjusted OIBA)	$3,180	$3,252

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2011	2012
Net cash provided by operating activities	$2,519	$3,954

Changes in asset and liabilities, net of acquisitions	1,161	302
Income tax expense (benefit)	242	(80)
Acquisition related costs	402	—
Interest (income) expense and other, net	(104)	19
Excess tax benefits related to stock compensation	—	97

Adjusted EBITDA	$4,220	$4,292

Net cash provided by investing activities	$931	$1,194

Net cash used in financing activities	$(729)	$(1,296)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2011	2012
Adjusted Non-GAAP EPS	$0.06	$0.05

Net income (loss) per Class B share applicable to common stockholders—diluted (GAAP EPS)	$0.01	$(0.02)
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	34,255	33,602

Net income (loss) applicable to common stockholders	$513	$(788)

Stock-based compensation	3,511	3,908
Acquisition related costs	402	(132)
Amortization of intangible assets from acquisitions	464	1,537
Gain on sales and disposals of intangible assets, net	(1,913)	(1,463)
Interest (income) expense and other, net	(102)	197
Dividends paid to participating securities	63	73
Estimated impact of income taxes	(879)	(1,242)

Adjusted Non-GAAP net income applicable to common stockholders	$2,059	$2,090

Adjusted Non-GAAP EPS	$0.06	$0.05

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	34,255	33,602
Weighted average stock options and common shares subject to repurchase or cancellation (if applicable)	—	2,046
Weighted average common shares related to deferred acquisition payments	—	8,270

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	34,255	43,918

(1)	For the purpose of computing the number of diluted shares for non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.